Investor Presentation May 2017 NASDAQ: FNJN

Safe Harbor Statement The following presentation is prepared as of May, 2017 and outlines matters for informational purposes only. This document does not constitute an offer to sell or a solicitation of an offer to buy any securities of Finjan Holdings, Inc. (“Finjan”, “we” or “us”). This presentation includes “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These statements include statements regarding our expectations, intentions, beliefs and projections about our future results, performance, prospects and opportunities. These statements can be identified by the fact that they do not relate strictly to historical or current facts or by the use of words such as “anticipate,” “believe,” “could,” “estimate,” “expect,” “intend,” “may,” “plan,” “project,” “potential,” “should,” “will,” “will be,” “would,” the negative of these terms and similar expressions, but this is not an exclusive way of identifying such statements. Readers are cautioned that forward-looking statements are not guarantees of future performance. Our actual results, performance and achievements may differ materially from those expressed in, or implied by, the forward-looking statements contained in this presentation as a result of various risks, uncertainties and other factors. Important factors that could cause our actual results to differ materially from our expectations include, without limitation, our ability to execute our business plan, the outcome of pending or future enforcement actions, our ability to expand our technology portfolio, the enforceability of our patents, the continued use of our technology in the market, the development of a liquid trading market for our securities and other factors described under Item 1A, “Risk Factors,” as set forth in the Company’s Annual Report on Form 10-K filed on March 27, 2017 or Quarterly Report on Form 10-Q filed with the SEC and any subsequent quarterly or current reports. The Company will continue to file annual, quarterly and current reports, proxy statements and other information with the SEC. Forward looking statements speak only as of the dates specified in such filings or presentations. Except as expressly required under federal securities laws and the rules and regulations of the Securities and Exchange Commission, we do not undertake any obligation to update any forward-looking statements to reflect events or circumstances arising after any such date, whether as a result of new information or future events or otherwise. You should not place undue reliance on the forward-looking statements included in this presentations or that may be made elsewhere from time to time by us, or on our behalf. All forward- looking statements attributable to us are expressly qualified by these cautionary statements. Our filings with the SEC are available to the public on, and may be reviewed at, the SEC’s internet website www.sec.gov and on Finjan’s web site www.finjan.com. You may also read and copy any document that Finjan files with the SEC at the SEC’s Public Reference Room, 100 F Street, N.E., Washington, D.C. 20549. Please call the SEC at 1-800-SEC-0330 for further information on the Public Reference Room and their copy charges. © 2017 Finjan Holdings, Inc. ALL RIGHTS RESERVED 2

Strong Momentum Heading into 2017 © 2017 Finjan Holdings, Inc. ALL RIGHTS RESERVED 3 *Excludes retirement of Series A Preferred shares and Contingencies (totaling $9.5M) **Excludes jury award currently >$40M or contracted revenue

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Finjan Highlights

Landmark Patented Technology
Portfolio Growing, Proven Durable

Successful Licensing & Enforcement History
Recent Trial Wins
Licensing Momentum

Mobile Security Products
Launch of VitalSecurity™

Commitment to Invest in Innovation
JVP Investment

Advisory Services and Cybersecurity Thought Leadership
CybeRisk

Experienced Management Team
Industry-Recognized Board

Healthy Balance Sheet
Paid off Preferred Shares
Strong Cash Position
Profitable; FY 2016 + 1Q 2017

finjan Cybersecurity

© 2017 Finjan Holdings, Inc. ALL RIGHTS RESERVED

Cybersecurity: An Escalating Challenge Across Industries Business/Retail • 495 breaches (45%) • 5,669,711 records compromised Cybersecurity Products and Services – to grow from $75 billion in 2015 to $175 billion by 2020* Cyber Risk Insurance Market – projected to triple from $2.5 billion in 2015 to $7.5 billion by 2020** Healthcare • 376 breaches (34%) • 15,942,053 records compromised Banking/Credit/Financial • 52 breaches (5%) • 72,262 records compromised Government/Military • 72 breaches (7%) • 13,869,571 records compromised Data from 2016 ITRC Breaches as of January 18, 2017. Logos from companies having highly visible breaches over the last 18 months *Nigam, founder of security advisory firm SSP Blue, expert in online safety and privacy; led security efforts at Microsoft and News. ** PwC Global State of Information Security Survey 2016. © 2017 Finjan Holdings, Inc. ALL RIGHTS RESERVED 5

A Global Issue © 2017 Finjan Holdings, Inc. ALL RIGHTS RESERVED 6 “Rome wasn’t built in a day, but data breaches frequently were. The time to compromise is almost always days or less, if not minutes or less.” – Verizon Data Breach Report 2016 64,199 Security Incidents 82 Countries Reporting 2,260 Confirmed Data Breaches 700M Compromised Records $400B Cost Quadrupled From 2013 – 2015* $1.2T Costs To Quadruple by 2019** Verizon Data Breach Investigation Report for 2016: countries represented in combined caseload * Lloyd’s of London ** Juniper Research

20 Years at the Center of Cybersecurity Finjan Technology & Patent Licensing Software & Hardware Malicious Code Research Center M86/Trustwave Merger Innovation Fund (JVP) NASDAQ: FNJN Finjan Mobile Cyberisk Advisory Services © 2017 Finjan Holdings, Inc. ALL RIGHTS RESERVED 7

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IP Licensing

Portfolio of landmark cybersecurity patents resulting from $65M in R&D and in-house product development

Real-time behavior-based threat detection, used in modern security architectures

Finjan Mobile

VitalSecurity™ to protect consumer's mobile devices from the internet's malicious content; incorporates Finjan patented technologies

Exploring protecting mobile phones in the workplace while securing personal and corporate data

Finjan Cybersecurity Business

Diversified public company focused in four areas

Cybersecurity Consulting Services

CybeRisk™ Security Solutions Ltd. Based in Palo Alto with offices in Tel Aviv

Risk assessment & Risk advisory services tailored to meet compliance and governance needs from "server room to the board room"

Investments In Innovation

$5M commitment to innovation fund managed by Jerusalem Venture Partners (JVP)

Limited Partner in early-stage cybersecurity technology companies alongside Cisco, Qihoo360 and Alibaba finjan Cybersecurity

© 2017 Finjan Holdings, Inc. ALL RIGHTS RESERVED

Expansive and Growing License Opportunity © 2017 Finjan Holdings, Inc. ALL RIGHTS RESERVED 9 >$250M in Licensing Fees Generated from Portfolio Large and untapped universe remains

NDCA Judge Freeman BC1: Jury Award of $39.5M, CAFC Appeal expected 2017 BC2: Trial October 30, 2017 Germany Trial: November 20, 2017 Blue Coat acquired by Symantec for $4.65B NDCA Judge Gilliam Claim Construction Completed Trial date April 9, 2018 SDCA Judge Bencivengo Transferred to San Diego Germany Trial July 6, 2017 NDCA Judge Freeman Recently assigned to presiding Judge in BC cases NDCA Judge Hamilton One IPR pending; moving to lift stay 2Q17 NDCA Judge Armstrong Stay lifted March 28; CMC April 20, 2017 Select Litigation Catalysts 10 Recent trial victories with >$40M in outstanding judgments; 3 trials and 1 CAFC appeal schedule in 2017 © 2017 Finjan Holdings, Inc. ALL RIGHTS RESERVED

Durable Cybersecurity Patent Portfolio

Industry Leading 76% Success Rate in Defeating Administrative Challenges at the USPTO and PTAB

"Comb through records of intellectual property disputes in the cybersecurity market and one name comes up again and again….Finjan Holdings Inc."
~ Bloomberg

"Finjan patents ranked #4 of "patent owners that had their patents challenged in petitions for IPR, CBM or PGR Review in 2015."
~ Docket Navigator

"Sophos was hit by a $15 million infringement verdict in a case brought by publicly traded Finjan Holdings, Inc., The latest development in a litigation campaign that has stretched on for over a decade."
~ RPX

"Finjan shows patent owner can prevail at IPR institution stage"
~ Practicing Law Institute

"Finjan Scores 2 USPTO Wins Over Cybersecurity Patents"
~ Law360

"USPTO rulings on Finjan patents strengthen cases against Blue Coat Systems and others"
~ ThePatentInvestor

"Finjan wins big patent victory as USPTO denies institution on 6 Symantec IPR petitions"
~ IP Watchdog

© 2017 Finjan Holdings, Inc. ALL RIGHTS RESERVED

Finjan Mobile, Inc. • Incorporates Finjan’s Patented Technology • Launched on time and on budget • Engaged diverse technical and development resources • Additional features in development in response to market demand VitalSecurityTM 3.5 launched in April 2017; VitalSecurityTM 4 to launch in 3Q 2017 © 2017 Finjan Holdings, Inc. ALL RIGHTS RESERVED 12 Passcode for Access Biometric Authentication Best in Class Malicious Code Scanning Features and Preferences Full Browsing Experience +150K Downloads… and counting!

CybeRisk Advisory Services • CybeRisk Security Solutions, launched June, 2015  – Recent rebranding • Risk Assessment & Risk Advisory Services  – Attack and penetration  – Risk and oversight  – Threat intelligence  – Defense optimization  – Thought leadership • Headquarters moved to Palo Alto, office in Tel Aviv 13 © 2017 Finjan Holdings, Inc. ALL RIGHTS RESERVED

Strategic Innovation Fund Investment • Research & development, investment and incubation globally • Access to a pool of innovative technology and valuable cybersecurity patent assets • 11 active cybersecurity investments • 2 early exits 14 © 2017 Finjan Holdings, Inc. ALL RIGHTS RESERVED PayPal Acquisition Huawei Acquisition Strategic LP’s Fund Exits

Investor Summary © 2017 Finjan Holdings, Inc. ALL RIGHTS RESERVED 15 Key Statistics As of December 31, 2016 Ticker FNJN (NASDAQ) 52-Week Trading Range $0.87 - $2.35 Common Shares Outstanding 22.84M Current Cash $13.7M Licensing Fees Under Contract** $3.3M Preferred Shares Outstanding* 0 Debt $0 * As of April 10, 2017 ** Licensing Fees Under Contract over the next 12 months

Contact Us © 2017 Finjan Holdings, Inc. ALL RIGHTS RESERVED 16 www.finjan.com Vanessa Winter Director of Investor Relations Finjan Holdings, Inc. 650-282-3245 vanessa@finjan.com 2000 University Ave., Suite 600 E. Palo Alto, CA 94303 @FinjanHoldings Linkedin.com/company/finjan Facebook.com/FinjanHoldings